EXHIBIT 10.79

                           TERMINATION AND RELEASE
                        OF PATENT SECURITY AGREEMENT
                           (United States Patents)

      TERMINATION AND RELEASE OF PATENT SECURITY AGREEMENT, dated as of May 30, 2002, by and between AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation, with offices at Two Bethesda Center-14th Floor, Bethesda, Maryland 20814, (the "Lender") and IGI, INC., a Delaware corporation, having its principal place of business at 105 Lincoln Avenue, Buena, New Jersey 08310 (the "Company").

      WHEREAS, pursuant to the terms of (i) the Note and Equity Purchase Agreement, dated October 29, 1999, between the Company, IGEN, Inc., Blood Cells, Inc. and Immunogenetics, Inc. (collectively the "Borrowers") and the Lender, as amended and in effect from time to time (the "Purchase Agreement"), and (ii) the Patent Security Agreement dated October 29, 1999, between the Company and the Lender, as amended and in effect from time to time (the "Patent Agreement"), each for the purpose of securing certain obligations of the Company to the Lender;

      WHEREAS, pursuant to the Purchase Agreement and the Patent Agreement, the Company granted to the Lender, a security interest in and lien on, and collaterally assigned to the Lender, all of its patents and patent applications, as well as all its rights under all License Agreements to all patents licensed to the Company thereunder, including without limitation, the patents, patent applications and license rights identified on Exhibits A, B and C attached hereto, (hereinafter collectively referred to as the "Named Patents"); and

      WHEREAS, the Lender has agreed to terminate and release its security interest and all of its right, title and interest in each of the Named Patents as herein provided;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Company hereby agree as follows:

      1. Release and Assignment. The Lender hereby terminates and releases its security interest in and lien on all of the Company's Named Patents and the Lender hereby assigns and transfers to the Company, without recourse, all of the Lender's right, title and interest in and to each of the Named Patents effective as of the date set forth above.

      2. Acknowledgment and Acceptance. The Company hereby acknowledges and accepts the foregoing release and assignment by the Lender.

      3. Counterparts. This Release may be executed in any number of counterparts which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, the Lender and the Company have executed this Release, to take effect as of the date first set forth above.

                                       AMERICAN CAPITAL STRATEGIES, LTD.

                                       By:  /s/ Ira J. Wagner
                                            -------------------------------
                                            Name:  Ira Wagner
                                            Title: EVP & COO

Accepted:

IGI, INC.

By:
     -------------------------------
     Name:  Domenic Golato
     Title: Sr. Vice President & CFO

                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF MARYLAND        )
                         )ss.
COUNTY OF PRINCE GEORGES )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31 day of May, 2002, personally appeared Ira Wagner to me known personally, and who, being by me duly sworn, deposes and says that he is THE COO of AMERICAN CAPITAL STRATEGIES, LTD., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/  Samantha Blizzard
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:

                                       Samantha L. Blizzard
                                       My Commission Expires On
                                       December 1, 2002

      IN WITNESS WHEREOF, the Lender and the Company have executed this Release, to take effect as of the date first set forth above.

                                       AMERICAN CAPITAL STRATEGIES, LTD.

                                       By:
                                            -------------------------------
                                            Name:
                                            Title:

Accepted:

IGI, INC.

By:  /s/  Domenic Golato
     -------------------------------
     Name:  Domenic Golato
     Title: Sr. Vice President & CFO

                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF MARYLAND        )
                         )ss.
COUNTY OF ______________ )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ___ day of May, 2002, personally appeared _________ to me known personally, and who, being by me duly sworn, deposes and says that he is a ________ of AMERICAN CAPITAL STRATEGIES, LTD., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.


                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:

                   SCHEDULES TO PATENT SECURITY AGREEMENT
                   BETWEEN IGI, INC. AND AMERICAN CAPITAL

                                 SCHEDULE A
                                 ----------

                              IGI, INC. PATENTS
                              -----------------

None

                                 SCHEDULE B
                                 ----------

         PATENTS LICENSED TO IGI, INC. BY TRISTRATA TECHNOLOGY, INC.
         -----------------------------------------------------------

                               Schedule 7.1.16
                     Intellectual Property Licensed from
                         Tristrata Technology, Inc.

                             ISSUED U.S. PATENTS

1.    U.S. Patent Reexamination Certificate Bl 5,091,171

2.    U.S. Patent No. 5,385,938

3.    U.S. Patent No. 5,389,677

                          U.S. PATENT APPLICATIONS

1.    U.S. Patent Application No. 06/945,680

2.    U.S. Patent Application No. 07/469,738

3.    U.S. Patent Application No. 07/812,858

4.    U.S. Patent Application No. 08/008,223

5.    U.S. Patent Application No. 07/393,749

6.    U.S. Patent Application No. 08/359,939

7.    U.S. Patent Application No. 07/840,149

8.    U.S. Patent Application No. 07/683,437

9.    U.S. Patent Application No. 07/936,863

10.   U.S. Patent Application No. 08/117,559

11. Those portions of any other U.S. Patents or U.S. Patent Applications owned or controlled by LICENSOR at any time during the term of this Agreement relating to glycolic acid and/or its salts, to the extent the portions of such other U.S. Patents or U.S. Patent Applications encompass a method for using only glycolic acid and/or its salts for the treatment of human skin wrinkles, fine lines on the human skin and/or aging related human skin changes.

                                 SCHEDULE C
                                 ----------

1. License Agreement dated January 1, 1996, by and between Tristrata Technology, Inc. and IGI, Inc.


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